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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 4, 1998

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                             BARRINGER LABORATORIES, INC.
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                (Exact name of registrant as specified in its charter)

                                       DELAWARE
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                    (State or other jurisdiction of incorporation)

               0-8241                               84-0951626
     ---------------------------           ---------------------------------
      (Commission File Number)             (IRS Employer Identification No.)

       15000 West 6th Avenue, Suite 300, Golden, CO        80401-5047
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            (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code:  303/277-1687

                                    Not Applicable
                      ------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 4, 1998 the Registrant completed the acquisition of certain substantial assets of Shasta Geochemistry Laboratory, Inc. ("Shasta"), in an all stock transaction, for 150,000 shares of the Registrant's common stock and contingent consideration consisting of additional common stock in the event certain sales goals are met. Based in Redding, California, Shasta has enjoyed a strong reputation for the high quality of its mineral assay data and customer service among gold mining companies in northern Nevada and California.

     The acquisition was made through an assets purchase agreement which, although dated November 24, 1998, was not fully executed by all of the parties thereto, making the transaction final, until December 4, 1998. The assets acquired included customer lists, a noncompetition agreement among the President of Shasta, Shasta and the Registrant, all goodwill of Shasta, and unlimited access by the Registrant to Shasta's books and records.

     Shasta's business is being integrated into the Registrant's 27,000 square foot Minerals Division headquarters in Reno, Nevada. Chuck Whipple, former President of Shasta, has joined the Registrant as Laboratory Director responsible for all aspects of operations at the Registrant's facility in Reno.

     The purchase price was arrived at by arms-length negotiations between the parties, which took into consideration several factors, including revenues, operations, present and future prospects of both entities and the entities on a combined basis. Neither the Registrant nor any of its affiliates had any material relationships with Shasta and its affiliates prior to the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) The financial statements in respect of the event reported in Item 2 will be filed at a date not later than 60 days after the date this Form 8-K was required to be filed.

     (b) The pro forma financial information in respect of the event reported in Item 2 will be filed at a date not later than 60 days after the date this Form 8-K was required to be filed.

     (c)  Exhibits.  The following exhibits are filed herewith:


DESCRIPTION                                                            EXHIBIT NUMBER
Assets Purchase Agreement by and among Shasta Geochemistry                 98.10.1
Laboratory, Inc., Charles R. Whipple, Russell G. Whipple and Chipps
S. Whipple and Barringer Laboratories, Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: December 16, 1998

                                       BARRINGER LABORATORIES, INC.

                                       By: /s/ J. Graham Russell
                                          ----------------------------
                                          J. Graham Russell, President

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